                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                     TO THE HOLDERS OF:
 BANK OF                   CORPORATE BAND-BACKED CERTIFICATES
   NEW                     Series 1997-CHR-1
   YORK                    Class A-1 Certificates
                                CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement
for the period ending :                                        FEBRUARY 1, 2005

INTEREST ACCOUNT
Balance as of AUGUST 2, 2004                                                                                $0.00
      Schedule Income received on securities....................................                    $1,862,500.00
      Unscheduled Income received on securities.................................                            $0.00
      Interest Received on sale of Securties....................................                            $0.00
LESS:
      Distribution to Class A-1 Holders.........................................    $1,095,726.00
      Trustee Fees..............................................................        $2,250.00
      Fees allocated for third party expenses...................................            $0.00
Balance as of February 1, 2005                                                           Subtotal           $0.00


PRINCIPAL ACCOUNT
Balance as of August 2, 2004                                                                                $0.00
      Scheduled Principal payment received on securities........................                      $764,524.00
      Principal received on sale of securities..................................                            $0.00
LESS:
      Distribution to Class A-1 Holders.........................................      $764,524.00
      Distribution to Swap Counterparty.........................................            $0.00
Balance as of February 1, 2005                                                           Subtotal           $0.00
                                                                                          Balance           $0.00

               UNDERLYING SECURITIES HELD AS OF: February 1, 2005
                          $50,000,000 7.45% Debentures
                                    Issued by
                                  CHRYSLER CORP
                              CUSIP# : 171-196-AS7